Exhibit 32.2

CERTIFICATION

I, John J. Corkrean, in connection with the Annual Report of H.B. Fuller Company on Form 10-K for the fiscal year ended December 1, 2018 (the “Report”), hereby certify that:

(a)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of H.B. Fuller Company.

Date: January 28, 2019

  /s/ John J. Corkrean

John J. Corkrean

Executive Vice President, Chief Financial Officer